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                                                                    EXHIBIT 4.1

                                    [LOGO]

                                                                         SHARES
                           INVITROGEN CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



        COMMON STOCK                                   COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN         SEE REVERSE FOR CERTAIN DEFINITIONS
BOSTON, MA OR NEW YORK, N. Y.                        CUSIP 46185R 10 0


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE U. S. $0.01 PER SHARE, OF Invitrogen Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                   [SEAL]

Dated:

/s/ [ILLEGIBLE]                            /s/ [ILLEGIBLE]
-----------------------------------        -------------------------------------
Senior Vice President and Secretary        President and Chief Executive Officer



COUNTERSIGNED AND REGISTERED:
  BankBoston, N.A.

                           TRANSFER AGENT
                           AND REGISTRAR

                           BY /s/ [ILLEGIBLE]
                             ------------------------
                              AUTHORIZED SIGNATURE





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                                INVITROGEN CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common             UNIF GIFT MIN ACT - ........ Custodian .......
TEN ENT  -  as tenants by the entireties                         (Cust)            (Minor)
JT TEN   -  as joint tenants with right of                         under Uniform Gifts to Minors
            survivorship and not as tenants                        Act .........................
            in common                                                         (State)

                                             UNIF TRF MIN ACT -  .......Custodian (until age.....)
                                                                 (Cust)
                                                                 ..........under Uniform Transfers
                                                                   (Minor)
                                                                 to Minors Act ...................
                                                                                     (State)

       Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------


                                      X
                                        -------------------------------------

                                      X
                                        -------------------------------------
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:



By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15